UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 20, 2016

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

31248 Oak Crest Drive, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2016, we adopted the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan, or the 2016 Plan, pursuant to the approval of the plan by our stockholders at the 2016 annual meeting of stockholders held on June 20, 2016. The 2016 Plan was adopted by our Board of Directors on April 22, 2016. Under the plan, we are authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors and consultants of Interlink and its subsidiaries.

The 2016 Plan authorizes the issuance of an aggregate of 1,551,561 shares of our common stock.  The plan may be administered by our Board of Directors or by committees of the Board. The plan is currently administered by the Board’s Compensation Committee.

A copy of Interlink Electronics, Inc. 2016 Omnibus Incentive Plan is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07                                  Submission of Matters to a Vote of Security Holders.

On June 20, 2016, Interlink Electronics, Inc. held its 2016 annual meeting of stockholders in Westlake Village, California.  At the annual meeting, there were 7,326,261 shares entitled to vote, and 7,107,222 shares (97.0%) were represented at the meeting in person or by proxy.

At the annual meeting, Steven Bronson, Mark Bailey, Angela Blatteis and Frank Levinson were elected directors by a plurality of the votes.  Also at the annual meeting, our stockholders voted for approval of the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan, voted for approval of the compensation of our executive officers, voted for the frequency of an advisory vote on executive compensation to be one year, and voted to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The following summarizes vote results for those matters submitted to our stockholders for action at the annual meeting:

1.                                    Proposal to elect Steven Bronson, Mark Bailey, Angela Blatteis and Frank Levinson as directors to hold office until the 2017 annual meeting or until their successors are elected and qualified.

Name	For	Withheld	Broker Non-Votes
Steven Bronson	4,749,194	5,210	2,352,818
Mark Bailey	4,749,194	5,210	2,352,818
Angela Blatteis	4,624,194	130,210	2,352,818
Frank Levinson	4,624,194	130,210	2,352,818

2.                                    Proposal to approve the Interlink Electronics, Inc. 2016 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,579,529	146,282	28,593	2,352,818

3.                                    Proposal to approve, through an advisory vote, the compensation of our executive officers.

For	Against	Abstain	Broker Non-Votes
4,594,161	131,700	28,543	2,352,818

4.                                    Proposal to approve, through an advisory vote, an annual frequency for the advisory vote on approval of the compensation of our executive officers.

For 1-year Frequency	For 2-year Frequency	For 3-year Frequency	Abstain	Broker Non-Votes
4,603,849	11,420	15,400	123,735	2,352,818

5.                                    Proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
7,070,924	1,580	34,718	0

Item 9.01                                  Financial Statements and Exhibits.

(d)                              Exhibits

10.1                    Interlink Electronics, Inc. 2016 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2016	INTERLINK ELECTRONICS, INC.

	By:	/s/ Steven Bronson
Steven Bronson
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Interlink Electronics, Inc. 2016 Omnibus Incentive Plan.